UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2022

CLARUS THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39802	85-1231852
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Skokie Boulevard, Suite 340 Northbrook, Illinois	60062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 562-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on September 5, 2022, Clarus Therapeutics Holdings, Inc., or Clarus, and its wholly-owned subsidiary Clarus Therapeutics, Inc., or OpCo, filed voluntary petitions for bankruptcy protection under Chapter 11 of Title 11 of the United States Bankruptcy Code. The filing was made in the United States Bankruptcy Court for the District of Delaware, or the Court (Case No. 22-10845).

As then on October 14, 2022, Clarus and OpCo concluded the auction held as a part of Clarus and OpCo’s Court-supervised sale process, with Tolmar, Inc. deemed the successful bidder.

On October 25, 2022, Clarus and OpCo entered into an asset purchase agreement with Tolmar and Tolmar Holdings, Inc., collectively Tolmar, pursuant to which Tolmar agreed to acquire the rights and certain related assets of Clarus and OpCo to develop, manufacture, package, promote, market, sell, distribute and otherwise commercialize JATENZO® and assume certain liabilities of Clarus and OpCo for a purchase price consisting of $7.25 million upfront, and contingent consideration payable for a three-year period consisting of (i) royalties in the amount of 6% of net sales of JATENZO® within the United States for net sales of up to $20 million and 10% for net sales of JATENZO® within the United States for net sales greater than $20 million, with a minimum royalty payment of $500,000 for each year of the three-year term and (ii) one-time milestone payments of $3 million, $5 million or $7 million if net sales of JATENZO® exceed $30 million, $50 million or $70 million, respectively in any year of the three-year term. Tolmar also agreed to use commercially reasonable efforts with respect to commercialization following closing and until the end of the three-year term.

The asset purchase agreement contains customary representations and warranties and covenants of the parties, indemnification provisions and is subject to a number of customary closing conditions, including, without limitation: the accuracy of representations and warranties; performance of covenants and the entry of a final sale order by the Court.  Either Clarus or Tolmar may terminate the asset purchase agreement by mutual consent or if the closing conditions have not been satisfied or waived by the end of October 27, 2022 and upon certain other events.

The foregoing description of the asset purchase agreement does not purport to be complete and is qualified in its entirety by reference to the asset purchase agreement, a copy of which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 27, 2022, Clarus and OpCo completed the sale of assets and liabilities to Tolmar pursuant to the asset purchase agreement described in Item 1.01 of this current report on Form 8-K following an October 26, 2022 order of the Court approving the transactions contemplated by the asset purchase agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the closing the asset sale to Tolmar pursuant to the asset purchase agreement described in Item 1.01 of this current report Form 8-K, on October 28, 2022, John Amory, Elizabeth Cermak, Kimberly Murphy, Mark Prygocki and Alex Zisson notified Clarus of their intent to resign as members of Clarus’ board of directors effective October 31, 2022. Their resignations are not due to any disagreements with Clarus on any matters relating to its operations, policies and practices. Robert Dudley will remain as the sole member of the Clarus board of directors.

Additionally, on October 28, 2022, the Clarus board determined to terminate the employment of Robert Dudley, Clarus’ Chief Executive Officer, effective October 31, 2022, and of Steven Bourne, Clarus’ Chief Administrative Officer and Chief Financial Officer and Frank A. Jaeger, Clarus’ Chief Commercial Officer, each effective November 14, 2022 (e.g., 10 business days after October 31, 2022). Lawrence R. Perkins of SierraConstellation Partners LLC will continue to act as Chief Restructuring Officer of Clarus.

Item 8.01	Other Events.

Cautionary Statements Regarding Trading in Clarus’ Securities

Clarus’ securityholders are cautioned that trading in Clarus’ securities during the pendency of the Chapter 11 case is highly speculative and poses substantial risks. Trading prices for Clarus’ securities may bear little or no relationship to the actual recovery, if any, by holders thereof in Clarus’ Chapter 11 case. Accordingly, Clarus urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” for purposes of the federal securities laws. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Clarus’ forward-looking statements in this current report on Form 8-K include, but are not limited to, express or implied statements about Clarus’ Chapter 11 case under the U.S. Bankruptcy Code and Clarus’ belief that the sale process will be in the best interest of Clarus and its stakeholders, among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Clarus will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Clarus’ control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to risks associated with the potential adverse impact of the Chapter 11 filings on Clarus’ liquidity and results of operations; changes in Clarus’ ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process; the effect of the Chapter 11 filings and asset sale on Clarus’ relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the asset sale; and the timing or amount of any distributions, if any, to Clarus’ stakeholders, as well as risks associated with pharmaceutical development and being a pharmaceutical company generally, along with those factors described under the heading “Risk Factors” in Clarus’ annual report on 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission, or the SEC, on March 31, 2022, and those that are included in any of Clarus’ future filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the ongoing COVID-19 pandemic and there may be additional risks that Clarus considers immaterial, or which are unknown. It is not possible to predict or identify all such risks. Clarus’ forward-looking statements only speak as of the date they are made, and Clarus does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws..

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1¥	Asset Purchase Agreement, dated as of October 25, 2022, by and between Clarus Therapeutics Holdings, Inc., Clarus Therapeutics, Inc., Tolmar, Inc. and Tolmar Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

¥	Schedules and exhibits have been omitted from this exhibit pursuant to Item 601(b)(2) of Regulation S-K and are not filed herewith. The registrant hereby agrees to furnish a copy of any omitted schedule or exhibits to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARUS THERAPEUTICS HOLDINGS, INC

Date: October 31, 2022	By:	/s/ Steven Bourne
	Name:	Steven Bourne
	Title:	Chief Administrative Officer and Chief Financial Officer

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